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                                                                   EXHIBIT 10(i)


                                   SCHEDULE II



         Ferro Corporation has entered into an executive employment agreement with James F. Kirsch (Exhibit 10(f)).

         The Company has entered into change in control agreements substantially identical with its form of change in control agreement (Exhibit 10(h)) with the following current executive officers:

                                  James C. Bays
                                Thomas M. Gannon
                                 Ann E. Killian
                                 James F. Kirsch
                                Celeste B. Mastin
                                Michael J. Murry
                                 Peter T. Thomas

         Ferro Corporation had entered into an executive employment agreement with Hector R. Ortino which was substantially identical in all material respects to the Form of Employment Contract (Exhibit 10(g)), except the lump sum severance payment for Mr. Ortino was equal to a full year's compensation (base salary and incentive compensation) multiplied by three.

         The Company had entered into change in control agreements with the following former executive officers where agreements have since terminated:

                                 M. Craig Benson
                                 Dale G. Kramer
                                Robert W. Martel
                               Millicent W. Pitts